ALLIANCEBERNSTEIN DISCOVERY
GROWTH FUND, INC.
811-00204

N-SAR Exhibit 77Q1


Articles Supplementary: Incorporated by reference to Post-Effective Amendment No. 150 to Registrants Registration Statement on Form
N-1A, filed with the Securities and Exchange
Commission on November 1, 2012.